UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2009

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 7.01. Regulation FD Disclosure.

On February 2, 2009, Virgin Media Inc. (the “Company”) announced its intention to use Free Cash Flow, a non-GAAP financial measure, in certain of its public communications, including investor conferences.   Exhibit 99.1, which is incorporated herein by reference, contains a description of the Company’s calculation of Free Cash Flow, a historical presentation of the Company’s Free Cash Flow as so defined, a discussion of the reasons for the Company’s use of this non-GAAP measure and a reconciliation of the differences between that non-GAAP financial measure and the most directly comparable financial measure calculated in accordance with GAAP, which is net cash provided by operating activities.

The information contained in this Item 7.01, including the exhibit incorporated herein by reference, is furnished to, but not filed with, the U.S. Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

                                                (d)                 Exhibits

99.1                   Presentation and reconciliation relating to non-GAAP financial measure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2009	VIRGIN MEDIA INC.

	By:	/s/ Scott Dresser
Scott Dresser
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation and reconciliation relating to non-GAAP financial measure